Federated Investors
World-Class Investment Manager

Federated U.S. Government Bond Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended August 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Investment Review

Federated U.S. Government Bond Fund invests in U.S. government securities that include U.S. Treasury and agency obligations. The fund's average duration1 is managed within 20% of the duration of the Merrill Lynch 10+ Year Treasury Index.2

During the fund's annual reporting period, U.S. Treasury securities benefited from a slowing economy and a declining stock market in addition to shrinking supply. While U.S. Treasury yields declined across the curve, the coupon curve steepened significantly with shorter-term yields declining more than longer-term yields. In fall of 2000, economic slowdown fears intensified and market expectations at the front end of the yield curve dramatically shifted from pricing in an unchanged to somewhat lower federal funds target rate to pricing in aggressive easing of Federal Reserve (the "Fed") monetary policy. These expectations were realized in January 2001 when the Fed initiated the most aggressive monetary policy of Chairman Greenspan's tenure. The federal funds target rate was lowered five times from 6.5% to 4% by May 2001. Fearing Fed action would overstimulate the economy and generate inflation, longer-term yields rose with the 30-year Treasury bond yield reaching 5.91% by May from 5.26% in March 200 1 and 5.67% at the end of August 2000. However, as a result of the Fed slowing the pace of easing from 50 to 25 basis point increments and economic growth continuing to slow, longer-term yields resumed their decline and the 30-year Treasury bond yield ended the reporting period at 5.37%. U.S. economic growth slowed substantially from a year-over-year growth rate of 5.2% in mid-2000 to 1.2% in mid-2001 and the federal funds target rate ended the reporting period at 3.5%.

In December 2000, the 2- to 30-year Treasury yield spread turned positive for the first time since late January 2000 and ended the reporting period at 174 basis points versus -50 basis points at the end of August 2000. The 10- to 30-year portion of the curve also steepened, ending the period with a yield spread of 54 basis points versus -6 basis points at the end of August 2000.

1 Duration is a measure of a security's price sensitivity to change in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 The Merrill Lynch 10+ Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of greater than ten years. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Over 10% of the fund continued to be invested in agency securities, which benefited the fund as they outperformed Treasury securities during the reporting period. New risk management initiatives proposed by the government agencies in October helped reduce some of the political uncertainty generated in early 2000. The fund's average duration ended the reporting period at 10.1 years and the fund's net total return for the year ending August 31, 2001 was 11.82%3 versus 11.65% for the Merrill Lynch 10+ Year Treasury Index.

3 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Growth of $25,000 Invested in Federated U.S. Government Bond Fund

Average Annual Total Return for the Period Ended 8/31/2001
1 Year	11.82%
5 Years	8.82%
10 Years	8.22%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated U.S. Government Bond Fund (the "Fund") from August 31, 1991 to August 31, 2001, compared to the Merrill Lynch 10+ Year Treasury Index (ML10+T) and the Merrill Lynch 10-Year Treasury Index (ML10T).2

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated October 31, 2001, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML10+T and ML10T have been adjusted to reflect reinvestment of dividends on securities in the index.

2 The ML10+T and the ML10T are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Federated
World-Class Investment Manager
Federated U.S. Government Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314284100

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00569-01 (10/01)